UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 20, 2011

DEALERTRACK HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 516-734-3600

Not Applicable
 Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.  Entry into a Material Definitive Agreement
Item 5.07 Submission of Matters to a Vote of Security Holders
Item 8.01.  Other Information
Item 9.01.  Financial Statements and Exhibits

EXHIBIT INDEX

EX-10.1: OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company. EX-99.1: PRESS RELEASE

Item 1.01                      Entry into a Material Definitive Agreement.

On December 20, 2011, Chrome Systems, Inc. (“Chrome”), a wholly-owned subsidiary of DealerTrack Holdings, Inc. (“DealerTrack”), Autodata Solutions, Inc. (“Autodata”) and Autodata Solutions Company, subsidiaries of Internet Brands Inc. (“Internet Brands”), and AutoChrome Company entered into an Omnibus Agreement (the “Omnibus Agreement”).  The Omnibus Agreement provides for the formation of a 50%/50% joint venture named “Chrome Data Solutions” through the organization of (i) a Delaware limited liability company, (ii) a Delaware limited partnership that is a subsidiary of such limited liability company and (iii) a Nova Scotia unlimited liability company (collectively, the “Joint Venture”), pursuant to which the parties intend to collaboratively develop, market and sell automotive content products and services.  Pursuant to the Omnibus Agreement, the Joint Venture will be formed by the following steps, among others:  (a) Chrome will contribute substantially all of its assets and liabilities to the Joint Venture; (b) Autodata will contribute substantially all of the assets and liabilities of its content division (other than assets to be exclusively licensed to the Joint Venture, as described in the following clause (c)) to the Joint Venture; (c) Autodata will exclusively license certain of its intellectual property to the Joint Venture; (d) DealerTrack, Inc. will receive a perpetual, irrevocable license to use certain Joint Venture intellectual property and data in its products and services; and (e) the parties shall enter into agreements to form and govern the Joint Venture and provide for certain other matters concerning the Joint Venture.

The Omnibus Agreement contains customary representations, warranties and covenants, and the closing of the transactions contemplated by the Omnibus Agreement is subject to customary closing conditions.  The Omnibus Agreement provides that each party will use its reasonable best efforts to cause the closing to occur, and that each party shall preserve intact in all material respects those assets of its present business operations that are expected to be made available or contributed to the Joint Venture.  The parties do not anticipate that regulatory approval is required for this transaction.

The Omnibus Agreement also contains a customary post-closing working capital adjustment provision covering the working capital of the businesses contributed by each of Chrome and Autodata, and customary post-closing indemnification provisions.

The foregoing summary of the Omnibus Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Omnibus Agreement, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information in this Item is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 5.07 of Form 8-K, "Submission of Matters to a Vote of Security Holders."

In the 8-K filed on May 25, 2011, the number of abstentions in connection with the advisory vote on the frequency of shareholder advisory votes for compensation of executive officers was omitted.  There number of abstentions was 3,431.

Item 7.01 Regulation FD Disclosure.

Based on the proposed structure of the transaction and DealerTrack’s 50% ownership interest in the joint venture with Internet Brands, the results of the joint venture are expected to be recorded on DealerTrack’s consolidated financial statements through the equity method of accounting.  DealerTrack’s proportional share of the joint venture’s net income will be reflected on the consolidated statement of operations below operating income.  Revenue related to the Chrome assets, which is substantially subscription services revenue, and the related expenses, will no longer be recorded in our consolidated financial statements subsequent to the closing, which is expected to occur in January 2012. Since the transaction is expected to close in fiscal 2012, there will be no impact on DealerTrack’s consolidated results for fiscal year 2011.

If the transaction would have occurred as of January 1, 2011, average monthly subscription revenue per subscribing dealer would have been $673, $679, $716 for the three months ending March 31, June 30 and September 30, 2011 respectively, and $690 for the nine months ended September 30, 2011.

DealerTrack’s prior statements regarding our outlook for 2012 assumed that Chrome’s net revenue would contribute approximately $26 million to the consolidated results for 2012.  Chrome’s 2012 growth assumptions were consistent with the rest of DealerTrack’s overall business.

We estimate that the transaction will have the effect of reducing DealerTrack’s anticipated 2012 adjusted EBITDA by approximately $3.0 million primarily due to expected transaction and integration costs to be incurred by the Joint Venture in 2012.  Although the transaction is expected to be dilutive in the first year, year two results are anticipated to be accretive to DealerTrack’s performance and will help achieve our goal of an adjusted EBITDA margin of 25% in 2013.

The transaction is expected to result in a net increase to GAAP net income in 2012.  The increase should result from the recognition of a book gain related to the contribution of assets by DealerTrack, net of a decline in GAAP net income consistent with the impact to adjusted EBITDA described above, related to expected transaction and integration costs to be incurred by the Joint Venture in 2012.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of DealerTrack Holdings, Inc. under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01                      Other Information.

On December 20, 2011, DealerTrack issued a press release relating to the formation of the Joint Venture.  A copy of the press release is attached hereto as Exhibit 99.1.

Safe Harbor for Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding DealerTrack, Chrome, Autodata, the Omnibus Agreement and the formation of the joint venture, 2012 revenue  and earnings guidance, other than the recitation of historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995).  These forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results, performance or achievements of DealerTrack to be materially different than from any future results, performance or achievements expressed or implied by these forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company.

99.1	PRESS RELEASE

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2011

DealerTrack Holdings, Inc.

By: Eric D. Jacobs
Eric D. Jacobs
Senior Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	OMNIBUS AGREEMENT, dated as of December 20, 2011, among Chrome Systems, Inc., Autodata Solutions, Inc., Autodata Solutions Company and AutoChrome Company.

99.1	PRESS RELEASE